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                                                                Exhibit 10(p)(2)

                             OGLEBAY NORTON COMPANY
                                   as Borrower

                                       And

                             THE BANKS NAMED HEREIN
                                    as Banks

                                       And

                          KEYBANK NATIONAL ASSOCIATION
                                    as Agent

                              ---------------------

                                 AMENDMENT NO. 2
                                   dated as of
                                  March 1, 1997

                                       to

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

                              ---------------------


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                                 AMENDMENT NO. 2
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT"), dated as of March 1, 1997, among OGLEBAY NORTON COMPANY, a Delaware corporation (herein, together with its successors and assigns, the "BORROWER"), the banks listed on the signature pages hereof (the "BANKS"), and KEYBANK NATIONAL ASSOCIATION, a national banking association ("KEYBANK") which is the successor by merger to Society National Bank, as agent (the "AGENT") for the Banks under the Loan Agreement (hereafter defined), as amended hereby:

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Banks and the Agent entered into the Amended and Restated Loan Agreement, orginially dated as of December 1, 1990, and amended and restated as of December 29, 1994, and as further amended by Amendment No. 1 thereto, dated as of August 29, 1995 (as so amended and restated and further amended and in effect on the effective date of this Amendment, the "LOAN AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

                  (2) The Borrower has indicated to the Banks that one of its Subsidiaries proposes to enter into a lease with Cleveland-Cuyahoga County Port Authority and that the Borrower proposes to guaranty the obligations of such Subsidiary under such lease.

                  (3) The Borrower has requested the Agent and the Banks to amend certain of the terms and provisions of the Loan Agreement in order to permit the Borrower to guaranty such obligations.

                  (4) The Banks and the Agent are willing to enter into this Amendment in order to accomodate such request, all as more fully set forth below.

                  NOW, THEREFORE, the parties hereby agree as follows:

                  2.        AMENDMENTS.

                  2.1. INVESTMENTS AND ACQUISITIONS. The word "and" at the end of clause (vii) of Section 7.2.1(a) of the Loan Agreement, and all provisions of Section 7.2.1(a) which follow such word, are hereby deleted and replaced with the following:

                           (viii) any Guaranty by the Borrower of lease and
                  related obligations of a Subsidiary under a lease and operating agreement with Cleveland-Cuyahoga County Port Authority covering the property commonly known as the C&P Docks, located in Cleveland, Ohio, and any related improvements and related property; PROVIDED that the base rent payable thereunder (exclusive of any rent based on tonnage or other usage) does not exceed $750,000 in any period of 12 consecutive months,

                           (ix) any Guaranty of principal, interest and other
                  payments and obligations in respect of up to $6,500,000 aggregate original principal amount of Cleveland-Cuyahoga County Port Authority Port Development Revenue Bonds, Series 1997-1 (C&P Docks Project), issued in connection with the lease arrangement referred to in the preceding clause (viii), including any Bonds issued in connection with any refinancing thereof not involving an increase in the aggregate principal

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                  amount thereof (exclusive of any portion of such increase
                  intended to cover refinancing costs and expenses), and

                          (x) any other Guaranty which is not prohibited by
                 Section 7.2.5 and which does not involve any violation of
                 Section 7.2.3.

         Notwithstanding the foregoing, the Borrower will not, and will not permit any Subsidiary to, make any Investment in Laxare at any time after August 1, 1995, except that after such date the Borrower or any Subsidiary may make Investments in Laxare, not in excess of $500,000 in the aggregate.

                  2.2. LEASE OBLIGATIONS. Section 7.2.14 of the Loan Agreement is hereby amended by adding the following at the end thereof:

         For purposes of this Section 7.2.14, rental obligations which are based on usage (such as tonnage) or a percentage of revenues derived from the operation of the leased property, shall be excluded from any such computations.

                  3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that: (i) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (ii) the representations and warranties of the Borrower contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby; and (iv) the Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

                  4. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

                  5. BINDING EFFECT. This Amendment shall become effective if and when, (i) this Amendment shall have been executed by the Borrower and the Agent, and the Consent appended hereto shall have been executed by the Subsidiaries named therein, (ii) the Agent shall have been notified by the Required Banks that such Banks have executed this Amendment, and (iii) the Agent shall have notified the Borrower and each Bank in writing that the conditions specified in the foregoing clauses (i) and (ii) have been satisfied; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks.

                  6. MISCELLANEOUS.

                  6.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any subsequent Advance shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

                  6.2. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.


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                  6.3. EXPENSES. As provided in the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with section 4 hereof, and all costs and expenses incurred by the Agent or any Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby.

                  6.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  6.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

                  6.6. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                  6.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  6.8. ENTIRE AGREEMENT. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 OGLEBAY NORTON COMPANY

                                 BY: ________________________________________
                                          TREASURER AND DIRECTOR OF FINANCE

                                 KEYBANK NATIONAL ASSOCIATION
                                          (SUCCESSOR TO SOCIETY NATIONAL BANK),
                                          INDIVIDUALLY AND AS AGENT

                                 BY: ________________________________________
                                          VICE PRESIDENT


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              [Balance of signatures continued on following page.]




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                             THE BANK OF NOVA SCOTIA

                             BY: ________________________________________
                                      VICE PRESIDENT

                             NBD BANK (SUCCESSOR TO NBD BANK, N.A.)

                             BY: ________________________________________
                                      VICE PRESIDENT

                             COMERICA BANK

                             BY: ________________________________________
                                      VICE PRESIDENT

                             THE HUNTINGTON NATIONAL BANK

                             BY:________________________________________
                                      VICE PRESIDENT


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                             CONSENT OF GUARANTORS

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Required Banks to enter into the foregoing Amendment, each of the undersigned hereby (i) acknowledges receipt of the foregoing Amendment, and (ii) without limiting the intent or effect of any of the terms or provisions of the Amended and Restated Subsidiary Guaranty to which the undersigned are a party, consents to all of the terms and provisions of the foregoing Amendment.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this instrument as of March 1, 1997.

                               OGLEBAY NORTON INDUSTRIAL SANDS, INC.

                               BY: _______________________________________
                                        VICE PRESIDENT

                               OGLEBAY NORTON ENGINEERED MATERIALS, INC.

                               BY: _______________________________________
                                        VICE PRESIDENT